UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 29, 2016
TESORO LOGISTICS LP
(Exact name of registrant as specified in its charter)

Delaware	001-35143	27-4151603

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Pkwy San Antonio, Texas	78259-1828

(Address of principal executive offices)	(Zip Code)

(210) 626-6000
(Registrant’s telephone number,
including area code)

Not Applicable
(Former name or former address, if
changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Effective July 1, 2016, Tesoro Logistics LP (the "Partnership" or "TLLP") entered into a transaction (the “Alaska Storage and Terminalling Assets Acquisition”) with Tesoro Corporation ("Tesoro") to purchase certain terminalling and storage assets owned by Tesoro. On July 1, 2016, the Partnership completed the acquisition of the first phase consisting of tankage with a shell capacity of approximately 3.5 million barrels and ancillary facilities used for the operations at Tesoro’s Kenai Refinery. The second phase was completed on September 16, 2016 and consisted of refined product terminals in Anchorage and Fairbanks (together, the “Alaska Storage and Terminalling Assets”).

This transaction was a transfer between entities under common control. Accordingly, the Partnership's combined consolidated financial statements and notes have been retrospectively adjusted to include the financial results of the Alaska Storage and Terminalling Assets for all periods presented.

Included herein as Exhibit 99.3 are the audited combined consolidated financial statements of the Partnership as of December 31, 2015 and 2014 and for the years ended December 31, 2015, 2014 and 2013. These audited combined consolidated financial statements give retrospective effect to the Alaska Storage and Terminalling Assets Acquisition. These audited combined consolidated financial statements update Item 8 in the Partnership’s 2015 Form 10-K filed with the SEC on February 25, 2016 (the "2015 Form 10-K"). Also, included herein as Exhibit 99.1 is the Selected Financial Data, which are derived from the audited combined consolidated financial statements, and updates Item 6 in the Partnership’s 2015 Form 10-K. Included herein as Exhibit 99.2 is Management’s Discussion and Analysis of Financial Condition and Results of Operations, which relates to the audited combined consolidated financial statements, and updates Item 7 in the Partnership’s 2015 Form 10-K. Certain changes with respect to our use of non-GAAP measures have been made to conform to the presentation and disclosure of non-GAAP measures as reported in the Partnership's quarterly report on Form 10-Q for the periods ended June 30, 2016.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

	23.1	Consent of Ernst & Young LLP.

	99.1	Selected Financial Data.

	99.2	Management's Discussion and Analysis of Financial Condition and Results of Operations.

	99.3	Audited Combined Consolidated Financial Statements of Tesoro Logistics LP.

	*101.INS	XBRL Instance Document.

	*101.SCH	XBRL Taxonomy Extension Schema Document.

	*101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

	*101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

	*101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

	*101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

*    Submitted electronically herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: November 29, 2016

TESORO LOGISTICS LP
By:	Tesoro Logistics GP, LLC
its General Partner

By:	/s/ STEVEN M. STERIN
Steven M. Sterin
Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP.

99.1	Selected Financial Data.

99.2	Management's Discussion and Analysis of Financial Condition and Results of Operations.

99.3	Audited Combined Consolidated Financial Statements of Tesoro Logistics LP.

*101.INS	XBRL Instance Document.

*101.SCH	XBRL Taxonomy Extension Schema Document.

*101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

*101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

*101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

*101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

*    Submitted electronically herewith